                                                                   EXHIBIT 10.48

                       THE ASHTON TECHNOLOGY GROUP, INC.

                      NONQUALIFIED STOCK OPTION AGREEMENT
                      -----------------------------------


          THIS AGREEMENT, dated as of ____________________, 1998, is made by and between The Ashton Technology Group, Inc., a Delaware corporation (the "Company"), and the grantee named on the signature page hereof (the "Grantee").

          WHEREAS, the Board of Directors of the Company has determined that it would be to the advantage and best interests of the Company and its stockholders to grant the nonqualified option provided for herein to the Grantee and has advised the Company thereof and instructed the undersigned officers to issue said option;

          NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do agree as follows:


                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

Section 1.1 - Common Stock
-----------   ------------

          "Common Stock" shall mean the Common Stock, par value $.01 per share, of the Company.

Section 1.2 - Fair Market Value
-----------   -----------------

          Unless otherwise specified herein, when a public market for the Common Stock of the Company exists, the term "Fair Market Value" used in connection with the value of shares of Common Stock shall mean the average of the high and low reported sales prices of Common Stock on the principal exchange on which such Common Stock is traded (or such other market as shall constitute the principal trading market for the Common Stock) on the date which Fair Market Value is being determined (or, if there is no such trading on such date, the last preceding date on which there was such trading). When no public market for the Common Stock of the Company exists, Fair Market Value shall be determined by the Board.

Section 1.3 - Option
-----------   ------

          "Option" shall mean the nonqualified option to purchase Common Stock of the Company granted under this Agreement.

Section 1.4 - Secretary
-----------   ---------

          "Secretary" shall mean the Secretary of the Company.


                                  ARTICLE II

                                GRANT OF OPTION
                                ---------------

Section 2.1 - Grant of Option
-----------   ---------------

          Subject to the approval of the Company's shareholders to an increase in the number of authorized shares of Common Stock of the Company from 20,000,000 to 60,000,000, and for good and valuable consideration, on and as of the date hereof (the "Grant Date"), the Company grants to the Grantee the Option to purchase any part or all of the number of shares of the Company's Common Stock set forth on the signature page hereof, subject to adjustment as provided in Section 2.4 hereof, upon the terms and conditions set forth in this Agreement.

Section 2.2 - Exercise Price
-----------   --------------

          The exercise price (the "Exercise Price") of the shares of stock covered by the Option shall be $1.875 per share, without commission or other charge.

Section 2.3 - Consideration to the Company
-----------   ----------------------------

          The Company has granted this Option to Grantee in consideration of consulting or other advisory services Grantee has provided to the Company. Nothing in this Agreement shall confer upon the Grantee any right to continue to provide services to the Company or to receive any other remuneration or payment from the Company.

Section 2.4 - Adjustment in Option
-----------   --------------------

          Subject to Section 2.5, in the event the outstanding shares of Common Stock subject to the Option are, from time to time, changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of a merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares, or otherwise the Company shall make an appropriate and equitable adjustment in the number and kind of shares or other consideration as to which the Option, or portions thereof then unexercised, shall be exercisable. Any such adjustment made by the Company shall be final and binding.

Section 2.5 - Merger or Consolidation, Recapitalization, Etc.
-----------   -----------------------------------------------

          In its absolute discretion, and on such terms and conditions as it deems appropriate, the Company may at any time provide that the Option cannot be exercised after the merger or consolidation of the Company with or into another corporation, the sale or other disposition of all or substantially all of the assets of the Company (including the exchange of such assets for the securities of another corporation), the acquisition by another person of 80% or more of the Company's then outstanding shares of voting stock or the recapitalization, reclassification, liquidation or dissolution of the Company, and if the Company so provides, it shall also provide, by a resolution of its Board of Directors adopted prior to the occurrence of such merger, consolidation, disposition, acquisition, recapitalization, reclassification, liquidation or dissolution, that, for some period of time prior to such event, the Option shall be exercisable as to al shares subject thereto, notwithstanding anything to the contrary in Section 3.1 and/or that the grantee shall receive cash, in lieu of exercising the Option, in the amount by which the Fair Market Value, as of the date of such event, of the number of shares of Common Stock to which the Option relates exceeds the Exercise Price for the shares of Common Stock which are subject to the Option, and that upon the occurrence of such event, such Option shall terminate and be of no further force or effect; provided, however, that
                                                      --------  -------
the Company may provide, in its absolute discretion, that even if the Option shall remain exercisable after any such event, from and after such event, any such Option shall be exercisable only for the kind and amount of securities and/or other property, or the cash equivalent thereof, receivable as a result of such event by the holder of a number of shares of stock for which such Option could have been exercised immediately prior to such event.


                                  ARTICLE III

                           PERIOD OF EXERCISABILITY
                           ------------------------

Section 3.1 - Commencement of Exercisability
-----------   ------------------------------

          Upon approval of the Company's shareholders described in Section 2.1, the Option shall automatically become exercisable. In the event that such shareholder approval is not obtained, this option shall be null and void and of no other effect.

Section 3.2 - Expiration of Option
-----------   --------------------

          The Option shall expire and may not be exercised to any extent by the Grantee after March 31, 2003.

                                  ARTICLE IV

                              EXERCISE OF OPTION
                              ------------------

Section 4.1 - Eligibility to Exercise
-----------   -----------------------

          During the lifetime of the Grantee (if an individual), only the Grantee (or the Grantee's legal guardian) may exercise the Option or any portion thereof. After the death of the Grantee, any exercisable portion of the Option may be exercised by the Grantee's personal representative or by any person empowered to do so under the Grantee's will or under the then applicable laws of descent and distribution. During the existence of the Grantee (if an entity), only the Grantee may exercise the Option or any portion thereof. If the Grantee ceases to exist as a legal entity, any exercisable portion of the option may be exercised by any successor to all or substantially all of the Grantee's assets.

Section 4.2 - Partial Exercise
-----------   ----------------

          Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under this Agreement; provided, however, that any partial exercise shall be for whole
           --------  -------
shares only.

Section 4.3 - Manner of Exercise
-----------   ------------------

          The Option, or any exercisable portion thereof, may be exercised solely by delivering to the Secretary or the Secretary's office all of the following prior to the time when the Option or such portion becomes unexercisable under this Agreement:

          (a) Notice in writing signed by the Grantee or the other person or entity then entitled to exercise the Option or portion thereof stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Company;

          (b) Full payment of the Exercise Price in cash or certified bank check for the shares with respect to which such Option or portion thereof is exercised or, if acceptable to the Company, (i)(A) by surrender or delivery to the Company of shares of its Common Stock with an aggregate fair market value on the date of exercise equal to or less than the Exercise Price or
     (B) in the event the Company registers the Company's Common Stock under the Securities Act of 1933, as amended (the "Act"), by registration on form S-8 (or any successor form), through the written election of the Grantee to have shares of such Common Stock withheld by the Company from the shares otherwise to be received, with such withheld shares having an aggregate Fair Market Value on the date of exercise equal to or less than the Exercise Price, plus (ii) cash or certified bank check for any difference between the value of the shares so surrendered or withheld and the Exercise Price;

          (c) A bona fide written representation and agreement, in a form satisfactory to the Company, signed by the Grantee or other person then entitled to exercise such Option or portion thereof, stating that the shares of stock are being acquired for the Grantee's own account, for investment purposes only and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Act, and then applicable rules and regulations thereunder, and that the Grantee or other person then entitled to exercise such Option or portions thereof will indemnify the Company against and hold it free and harmless from any loss, damage, expense of liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above; provided,
                                                                     --------
     however, that the Company may, in its absolute discretion, take whatever
     -------
     additional actions it deems appropriate to ensure the observance and performance of such representation and agreement and to effect compliance with the Act and any other federal or state securities laws or regulations;

          (d) Full payment to the Company of all amounts which, under federal, state or local law, it is required to withhold and remit to any taxing authority upon exercise of the Option; and

          (e) In the event the Option or portion thereof shall be exercised pursuant to Section 4.1 by any person or entity other than the Grantee, appropriate proof of the right of such person or entity to exercise the Option.

Without limiting the generality of the foregoing, the Company may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on exercise of an Option does not violate the Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued on exercise of the Option shall bear an appropriate legend referring to the provisions of subsection (c) above and the agreements herein. The written representation and agreement referred to in subsection (c) and the legend referred to above shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Act, and such registration is then effective in respect of such shares. The Company shall determine acceptable methods for tendering and withholding Common Stock of the Company as payment of the Exercise Price upon exercise of an Option and in satisfaction of any withholding obligation and may impose such limitation and prohibitions on the use of Common Stock of the Company to exercise an Option as it deems appropriate, including, without limitation, any limitation or prohibition designed to avoid certain accounting consequences that may result from the use of Common Stock of the Company as payment of the Exercise Price upon exercise of an Option and in satisfaction of any withholding obligation.

Section 4.4 - Conditions to Issuance of Stock Certificates
-----------   --------------------------------------------

          The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares that have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

          (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed if so required by such exchanges;

          (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Company shall, in its absolute discretion, deem necessary or advisable;

          (c) The obtaining of approval or other clearance from any state or federal governmental agency which the Company shall reasonable determine to be necessary or advisable;

          (d) The payment to the Company of all amounts which, under federal, state or local law, it is required to withhold and remit to any taxing authority upon exercise of the Option; and

          (e) The lapse of such reasonable period of time following the exercise of the Option as the Company may from time to time establish for reasons of administrative convenience.

Section 4.5 - Cash Payment in Lieu of Stock
-----------   -----------------------------

          Notwithstanding anything to the contrary contained herein, if at the time the Option or any exercisable portion thereof is delivered for exercise to the Company, or at any time prior to the issuance of a certificate of stock in respect of such Option or portion thereof, the Common Stock has ceased to be listed any national securities exchange or otherwise publicly traded (whether or not listed on any stock exchange), the Board of Directors, in its sole discretion, shall have the option of delivering (i) shares of Common Stock or
(ii) a cash payment in lieu of shares of Common Stock equal to the difference between the Fair Market Value of the Common Stock and the Exercise Price, multiplied by the number of shares of Common Stock that would have been issued upon such exercise.

Section 4.6 - Rights as Stockholder
-----------   ---------------------

          The Grantee shall not be, nor have any of the rights or privileges of a stockholder of the Company in respect of any shares purchasable upon the exercise of the Option or any portion thereof unless and until certificates representing such shares shall have been issued by the Company to such Grantee.


                                   ARTICLE V

                                 MISCELLANEOUS
                                 -------------

Section 5.1 - Administration
-----------   --------------

          The Company's Board of Directors shall have the power to interpret this Agreement. All actions taken and all interpretations and determination made by the Company shall be final and binding upon the Grantee, the Company and all other interested persons. No member of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Agreement or the Option.

Section 5.2 - Option Not Transferable
-----------   -----------------------

          No Option or interest or right therein shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means, whether such disposition be voluntary or involuntary or by operation of law or by judgment, levy, attachment, garnishment or any other legal or equitable proceeding (including bankruptcy) and any attempted disposition thereof shall be null and void and of no effect; provided, however,
                                                             --------  -------
that nothing in this Section 5.2 shall prevent transfers by will or by the applicable laws of descent and distribution.

Section 5.3 - Shares to Be Reserved
-----------   ---------------------

          Subject to Section 2.1 above, the Company shall at all times during the term of the Option reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

Section 5.4 - Notices
-----------   -------

          Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Grantee shall be addressed to the Grantee at the address given beneath the Grantee's signature hereto. By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to such party. Any notice which is required to be given to the Grantee shall, if the Grantee is then deceased, be given to the Grantee's personal representative if such representative has previously informed the Company of such representatives status and address by written notice under this Section 5.4. Any notice shall have been deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office of branch post office regularly maintained by the United States Postal Service.

Section 5.5 - Titles
-----------   ------

          Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 5.6 - Amendment
-----------   ---------

          This Agreement may be amended only by a writing executed by the parties hereto which specifically states that it is amending this Agreement.

Section 5.7 - Governing Law
-----------   -------------

          The laws of the State of Delaware shall govern the interpretation, validity and performance of the terms of this Agreement regardless of the law that might be applied under the principles of conflicts of laws.

Section 5.8 - Jurisdiction
-----------   ------------

          Any suit, action or proceeding against the Grantee with respect to this Agreement, or any judgment entered by any court in respect of any thereof, may be brought in any court of competent jurisdiction in the State of Pennsylvania, as the Company may elect in its sole discretion, and the Grantee agrees to submit to the nonexclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding or judgment. By the execution and delivery of this Agreement, the Grantee appoints the Secretary as the Grantee's agent upon whom process may be served in any such suit, action or proceeding. Service of process upon such agent, together with notice of such service given to the Grantee in the manner provided in Section 5.4 hereof, shall be deemed in every respect effective service of process upon him in any suit, action or proceeding. Nothing herein shall in any way be deemed to limit the ability of the Company to serve any such writs, process or summonses in any other matter permitted by applicable law or to obtain jurisdiction over the Grantee, in such other jurisdictions, and in such manner, as may be permitted by applicable law. The Grantee hereby irrevocably waives any objections which the Grantee may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any court of competent jurisdiction in the State of Pennsylvania, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. No suit, action or proceeding against the Company with respect to this Agreement may be brought other than in a court of competent jurisdiction in the State of Pennsylvania, and the Grantee hereby waives any right which he may otherwise have had to bring such an action in any other court, domestic or foreign, or before any similar domestic or foreign authority. The Company hereby submits to the jurisdiction of such courts for the purpose of any such suit, action or proceeding.

          IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

                              THE ASHTON TECHNOLOGY GROUP, INC.



                              By:_______________________________________
                              Name:  Fredric W. Rittereiser
                              Title: Chairman

________________                   The aggregate number of shares of
Name of Grantee:                   Common Stock for which this Option
Title:                             Is exercisable is____________________
                                   (the "Option Shares")


___________________________

___________________________
        Address

Grantee's Taxpayer
Identification Number:

__________________________